UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3970

Smith Barney California Municipals Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  February 29
Date of reporting period: February 29, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              CALIFORNIA MUNICIPALS
                                    FUND INC.
--------------------------------------------------------------------------------
               CLASSIC SERIES | ANNUAL REPORT | FEBRUARY 29, 2004

                              [LOGO] Smith Barney
                                     Mutual Funds
                              Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

[LOGO] Classic Series

Annual Report o February 29, 2004

SMITH BARNEY CALIFORNIA
MUNICIPALS FUND INC.

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 34 years of securities business experience and has managed the Fund since its inception.

Education: BA in History from Iona College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.* The fund invests at least 80% of its assets in California municipal securities. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from California personal income taxes.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
April 9, 1984

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
34 Years


* Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

--------------------------------------------------------------------------------

What's Inside

Letter from the Chairman ..................................................    1
Manager Overview ..........................................................    2
Fund Performance ..........................................................    5
Historical Performance ....................................................    6
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   17
Statements of Changes in Net Assets .......................................   18
Notes to Financial Statements .............................................   19
Financial Highlights ......................................................   24
Independent Auditors' Report ..............................................   27
Additional Information ....................................................   28
Tax Information ...........................................................   31

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy's quarterly pace of growth picked up considerably towards the end of calendar year 2003.(i) This stronger-than-expected second- and third-quarter economic data exacerbated concerns among bond investors that inflation and interest rates might rise sooner than previously anticipated, causing bond prices to fall. However, many of these concerns were tempered somewhat by tepid employment results and comments from the Fed, which indicated it would maintain interest rates at historical lows. Although the bond markets shifted course throughout the year, municipal bonds collectively finished in positive territory on a total return basis.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 17, 2004



    1  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
                                MANAGER OVERVIEW
================================================================================

--------------------------------------------------------------------------------

                              PERFORMANCE SNAPSHOT
                            AS OF FEBRUARY 29, 2004
                           (excluding sales charges)

--------------------------------------------------------------------------------
                                                    6 Months       12 Months
--------------------------------------------------------------------------------
   Class A Shares                                     3.94%          5.48%
--------------------------------------------------------------------------------
   Lehman Brothers Municipal Bond Index               6.52%          6.30%
--------------------------------------------------------------------------------
   Lipper California Municipal Debt Funds
   Category Average                                   6.90%          5.87%
--------------------------------------------------------------------------------

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 3.67% and Class L shares returned 3.66% over the six months ended February 29, 2004. Excluding sales charges, Class B shares returned 4.94% and Class L shares returned 4.91% over the 12 months ended February 29, 2004.

All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 29, 2004, calculated among the 128 funds for both the six-month and 12-month periods in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

--------------------------------------------------------------------------------

Performance Review

For the 12 months ended February 29, 2004, Class A shares of the Smith Barney California Municipals Fund Inc., excluding sales charges, returned 5.48%. These shares underperformed both the fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index(ii), which returned 6.30% as well as the fund's Lipper California municipal debt funds category average, which returned 5.87% during the same period.(1) Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Given our concerns early last year that U.S. economic growth could pick up and interest rates might rise sooner than anticipated, we structured the fund defensively to help mitigate the effects of a possible rise in interest rates (which would cause bond prices to fall). Our strategy entailed focusing on bonds with higher coupons, maintaining a lower average life than in recent years, and maintaining a short position in U.S. Treasury futures.(iii) Although this conservative strategy limited the fund's full participation in market rallies, it helped reduce its overall volatility during the fund's fiscal year. Our approach also favorably contributed to the fund's relative performance during times when long-term bond prices were dropping, particularly early in the summer.

Market Overview

Last spring, many states continued to struggle with budgetary concerns resulting from lackluster tax revenues. To help boost economic activity, the Fed reduced its target for the federal funds rate,(iv) which dropped to four-decade lows. The prices of U.S. Treasury bonds plunged through the early summer as stronger-than-expected second-quarter economic growth data generated concerns that inflation could become more pronounced. Municipal bonds collectively held up better than U.S. Treasury bonds during this volatile period, although the bond markets generally stabilized as the summer came to a close.


(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 29, 2004 calculated among the 128 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


    2  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

During autumn, stronger-than-expected estimates of third-quarter economic growth rekindled concerns about interest rates and inflation. Despite the 8.2% annual growth in gross domestic product ("GDP") over the third quarter of 2003, investors' concerns about the prospects of rising rates were contained because some of this growth was attributable to one-time factors, such as the tax cuts and the end of major combat operations in Iraq, and many investors felt the Fed appeared to be in a holding pattern from adjusting its rate targets.

Preliminary estimates of fourth-quarter GDP growth registered at 4.1%, which was below the third-quarter results but above those earlier in 2003. Investors' concerns about interest rates remained contained due to lackluster employment results and comments from the Fed, which stated late in January that it "believes that it can be patient in removing its policy accommodation."(v) However, the fact that the Fed did not include the clause "considerable period" in this statement, as it had referenced in prior statements during recent months, added some ambiguity to the Fed's intentions, according to market analysts.

The Economic State of California

The state of California's spending has exceeded its revenues over recent years, saddling the State with a mountain of debt. As a result, the Governor's office increased its budget deficit projection for California to $38 billion last June.(vi) Given California's fiscal woes, major ratings agencies downgraded their credit ratings on the State's general obligation ("GO") bonds last year. Furthermore, following a recall election based largely on voters' dissatisfaction with the state government's fiscal-management performance, Governor Arnold Schwarzenegger was sworn into office last November to replace the State's former Governor, Gray Davis.(vii)

On March 2, 2004, after the end of the fund's reporting period, voters approved passage of Proposition 57 and Proposition 58. Dubbed the "California Economic Recovery Bond Act," Proposition 57 enables the State to raise up to $15 billion via a one-time bond offering to pay off California's accumulated General Fund deficit as of June 30, 2004.(viii) The offering date has yet to be determined, but it may occur as early as May, according to some reports. A quarter cent of the state sales tax would be dedicated to repay this deficit-reduction bond.(ix) The proposed bond issuance was conditional upon voter approval of Proposition 58,(x )which requires California politicians to balance the budget every year in the future; it also mandates a "rainy day" account for the State to address certain financing needs.

The Fund Focused on Revenue Bonds...

Given the budgetary challenges facing the State, as of the end of February this year, approximately less than one-half percent of the fund's net assets were invested in California GOs. Alternatively, the fund held a significant quantity of revenue bonds, which are backed by the generally stable revenue streams of specific public works. The portfolio's heavier revenue bond exposure was in the water-and-sewer, finance, transportation, hospital and education sectors, as we felt many of these issues had strong revenue streams funded by essential services and offered better relative values on a risk/reward basis.

Although proceeds from the deficit-reduction bond are intended to help the State address its current budget crisis, as of this writing, we have remained cautious about investing in California state-backed bonds and continued to err on the side of caution by prudently weighing the credit risks of the State's GOs against their potential rewards. For the moment, we have continued to focus on revenue bonds with an emphasis on higher-coupon issues, and we will evaluate the merits of the proposed $15 billion revenue bond offering when it comes to market.

....And Higher-Coupon Bonds

In rising-rate environments, the prices of shorter-term fixed-income obligations have typically held up better than those on longer-term bonds. Rather than commit a substantial portion of the fund's assets to low-yielding, short-term instruments, the fund maintained an emphasis on longer-term, premium-priced higher-coupon bonds for their favorable income streams. However, it continued to hold a short position in U.S. Treasury bond futures to help hedge the portfolio against interest rate risk. As of the end of February, the fund's average maturity was approximately 17.5 years.


    3  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

However, the fund's option-adjusted modified duration, a measure of a fund's sensitivity to interest rate movements, which accounts for the effect of hedging, was less than 5.2 years. While no one can say for sure where interest rates will head, given the recent improvement in GDP growth, as of the end of February, we continued to maintain a defensive posture.

Thank you for your investment in the Smith Barney California Municipals Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.


Sincerely,


/s/ Joseph P. Deane


Joseph P. Deane
Vice President and Investment Officer

March 17, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 29, 2004 and are subject to change. Please refer to pages 7 through 13 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Keep in mind, the fund's investments are subject to interest rate and credit risks. Portfolio holdings may include lower-rated securities that present greater risk of loss of principal and interest than higher rated securities. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the fund's losses from events affecting a particular issuer.

(i) Source: Based upon gross domestic product data from the Bureau of Economic Analysis (January 30, 2004). Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
(iii) Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.
(iv) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(v)    Source: Federal Reserve (January 28, 2004).
(vi)   Source: Lehman Brothers.
(vii)  Source: Lehman Brothers.
(viii) Source: State of California.
(ix)   Source: Small School Districts Association.
(x)    Source: State of California.


    4  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Twelve Months Ended 2/29/04                5.48%           4.94%          4.91%
--------------------------------------------------------------------------------
Five Years Ended 2/29/04                   4.73            4.17           4.13
--------------------------------------------------------------------------------
Ten Years Ended 2/29/04                    6.08            5.53           N/A
--------------------------------------------------------------------------------
Inception* through 2/29/04                 7.88            6.19           6.96
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Twelve Months Ended 2/29/04                1.25%            0.44%         3.91%
--------------------------------------------------------------------------------
Five Years Ended 2/29/04                   3.87             4.00          4.13
--------------------------------------------------------------------------------
Ten Years Ended 2/29/04                    5.65             5.53           N/A
--------------------------------------------------------------------------------
Inception* through 2/29/04                 7.66             6.19          6.96
--------------------------------------------------------------------------------

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (2/28/94 through 2/29/04)                               80.45%
--------------------------------------------------------------------------------
Class B (2/28/94 through 2/29/04)                               71.25
--------------------------------------------------------------------------------
Class L (Inception* through 2/29/04)                            86.90
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class L shares is no longer imposed effective February 2, 2004.
+ All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Inception dates for Class A, B, and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.


    5  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class A Shares of the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average+
--------------------------------------------------------------------------------
                         February 1994 -- February 2004

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                Smith Barney
                 California               Lehman Brothers    Lipper California
             Municipals Fund, Inc. --     Municipal Bond      Municipal Debt
                Class A Shares                Index           Funds Average
             ------------------------     ---------------    -----------------
Feb 1994               9602                    10000              10000
Feb 1995               9837                    10188              10025
Feb 1996              11048                    11314              11066
Feb 1997              11752                    11937              11599
Feb 1998              13096                    13029              12688
Feb 1999              13753                    13891              13381
Feb 2000              13017                    13602              12280
Feb 2001              14930                    15280              13842
Feb 2002              15856                    16324              14601
Feb 2003              16426                    17576              15448
Feb 2004              17326                    18683              16355

+ Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1994, assuming the deduction of the maximum 4.00% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 29, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Debt Funds Average is composed of an average of the Fund's peer group of 128 mutual funds investing in California municipal bonds as of February 29, 2004. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


    6  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Schedule of Investments                                        February 29, 2004
================================================================================

   FACE
  AMOUNT       RATING(a)                                    SECURITY                                                       VALUE
====================================================================================================================================
Education -- 5.8%
                        California Educational Facilities Authority Revenue:
$  2,980,000   Aa3*       Claremont University Center, Series B, 5.000% due 3/1/24                                      $  3,124,351
                          Loyola Marymount University:
     230,000   A2*          5.750% due 10/1/24                                                                               235,216
   1,870,000   Aaa*         Call 4/1/04 @ 102, 5.750% due 10/1/24 (b)                                                      1,914,469
                          Pepperdine University, Series A:
   1,775,000   A1*          5.000% due 11/1/18                                                                             1,901,522
   1,500,000   A1*          5.000% due 11/1/29                                                                             1,552,485
   6,125,000   Ba1*       Pooled College & University Project, Series A, (Call 7/1/08 @ 101)
                            5.500% due 7/1/15 (b)                                                                          5,860,767
   1,000,000   A1*        Scripps College, 5.250% due 8/1/26                                                               1,051,930
                          Southwestern University Project:
   2,635,000   A3*          6.600% due 11/1/14 (b)                                                                         2,785,221
   6,505,000   A3*          6.700% due 11/1/24 (b)                                                                         6,880,078
  15,000,000   AAA        Stanford University, Series Q, 5.250% due 12/1/32 (c)                                           16,054,650
     450,000   A3*      California State Public Works Board, Lease Revenue, High Technology Facility,
                          San Jose Facilities, Series A, 7.750% due 8/1/06                                                   484,024
   2,000,000   AAA      California State University Foundation Revenue, Monterey Bay, MBIA-Insured,
                          5.350% due 6/1/31                                                                                2,178,720
   2,700,000   VMIG 1*  California Statewide Communities Development Authority Revenue,
                          (Concordia University Irvine Project), Series A, 1.010% due 10/1/31 (d)                          2,700,000
   1,000,000   AAA      Fullerton University Foundation, Auxiliary Organization Revenue, Series A, MBIA-Insured,
                          5.750% due 7/1/30                                                                                1,121,980
   1,250,000   AAA      San Diego Community College District, Lease Revenue, MBIA-Insured, (Call 12/1/06 @ 102),
                          6.125% due 12/1/16 (b)                                                                           1,441,725
   2,600,000   AAA      Victor Valley Unified High School District COP, MBIA-Insured, 5.750% due 11/1/17                   2,846,740
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          52,133,878
------------------------------------------------------------------------------------------------------------------------------------
Electric -- 0.7%
                        Sacramento Power Authority, Cogeneration Project Revenue:
   1,800,000   BBB-       6.500% due 7/1/07                                                                                1,993,986
   1,800,000   BBB-       6.500% due 7/1/08                                                                                2,000,088
   2,200,000   BBB-       6.500% due 7/1/09                                                                                2,441,890
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,435,964
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 6.7%
   1,500,000   BBB+     Fresno Joint Powers Financing Authority Local Agency Revenue, Series A, 6.550% due 9/2/12          1,560,150
   3,000,000   AAA      Long Beach Bond Finance Authority Lease Revenue, AMBAC-Insured, 5.250% due 5/1/24                  3,219,360
   6,500,000   AA       Los Angeles County Public Works Financing Authority Revenue, 5.000% due 10/1/19                    6,880,185
     895,000   Baa1*    Pleasanton Joint Powers Financing Authority Revenue, Series A, 6.150% due 9/2/12                     915,728
   5,550,000   AAA      Pomona PFA Revenue, (Merged Redevelopment Project), Tax Allocation, Series AD,
                          MBIA-Insured, 5.000% due 2/1/21                                                                  5,868,293
                        Sacramento City Financing Authority Revenue, Capital Improvement:
   2,000,000   AA-        5.625% due 6/1/30                                                                                2,196,980
                          AMBAC-Insured:
                            Series A:
   5,070,000   AAA            5.500% due 12/1/20                                                                           5,765,756
   6,300,000   AAA            5.500% due 12/1/21                                                                           7,147,161
   1,600,000   AAA          Solid Waste and Redevelopment Project, 5.875% due 12/1/29                                      1,835,872
   2,800,000   AAA      Salida Area Public Facilities Financing Agency Community Facilities District Special
                          Tax Revenue, FSA-Insured, 5.250% due 9/1/18                                                      3,077,676
   2,875,000   AAA      Santa Ana Financing Authority Lease Revenue, Series A, MBIA-Insured, 6.250% due 7/1/24             3,566,696

                       See Notes to Financial Statements.


    7  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                            February 29, 2004
================================================================================

   FACE
  AMOUNT       RATING(a)                                    SECURITY                                                       VALUE
====================================================================================================================================
Finance -- 6.7% (continued)
$  2,000,000   AAA      South Orange County PFA Special Tax Revenue, Series A, MBIA-Insured,
                          7.000% due 9/1/10 (e)                                                                         $  2,522,740
                        Virgin Islands Public Finance Authority Revenue, Series A:
  10,000,000   BBB-       5.500% due 10/1/18 (c)                                                                          10,575,800
   5,000,000   BBB        6.500% due 10/1/24                                                                               5,705,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          60,837,597
------------------------------------------------------------------------------------------------------------------------------------
General Obligation -- 9.3%
   2,000,000   AAA      Adelanto School District, Series B, FGIC-Insured, zero coupon due 9/1/18                           1,038,940
                        California State:
   6,700,000   VMIG 1*    Series A-2, 0.970% due 5/1/33 (d)                                                                6,700,000
                          Veterans Bonds:
   1,000,000   A            Series AT, 9.500% due 2/1/10                                                                   1,331,070
   2,000,000   A            Series AU, 8.400% due 10/1/06                                                                  2,318,340
                        Los Angeles Unified School District:
  20,000,000   AAA        Series A, FSA-Insured, 5.000% due 7/1/24 (c)                                                    21,144,000
  14,230,000   AAA        Series E, MBIA-Insured, 5.125% due 7/1/22 (c)                                                   15,332,683
   4,720,000   AAA      Pasadena Unified School District, Series A, FGIC-Insured, 5.000% due 5/1/20                        5,023,118
   1,000,000   Aa1*     San Diego Public Safety Communication Project, 6.650% due 7/15/11                                  1,253,120
                        Santa Margarita/Dana Point Authority Revenue:
  20,000,000   AAA        Series A, AMBAC-Insured, 5.125% due 8/1/18 (c)                                                  21,661,000
   1,500,000   AAA        Water Improvement Districts 3, 3A, 4 & 4A, Series B, MBIA-Insured, 7.250% due 8/1/14 (e)         1,985,655
   1,530,000   AAA      Santa Rosa High School District, FGIC-Insured, 5.900% due 5/1/14                                   1,572,534
   4,000,000   AAA      Tahoe Truckee Unified School District, Improvement District No.1, Series A, FGIC-Insured,
                          (Pre-Refunded -- Escrowed with state and local government securities to 8/1/09
                          Call @ 101), 5.750% due 8/1/20                                                                   4,796,960
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          84,157,420
------------------------------------------------------------------------------------------------------------------------------------
Hospitals -- 10.5%
                        California Health Facilities Financing Authority Revenue:
                          Adventist Health System West:
     500,000   VMIG 1*      Series A, 0.970% due 9/1/25 (d)                                                                  500,000
   2,000,000   VMIG 1*      Series C, 0.970% due 9/1/15 (d)                                                                2,000,000
   2,500,000   AAA        Catholic Health Facilities, AMBAC-Insured, 5.750% due 7/1/15                                     2,695,075
   3,000,000   AAA        Catholic Healthcare West, MBIA-Insured, 5.125% due 7/1/24                                        3,138,360
  12,000,000   A3*        Cedars-Sinai Medical Center, Series A, 6.125% due 12/1/30 (c)                                   12,867,840
   1,930,000   NR         Daniel Freeman Hospital, (Call 5/1/05 @ 102), 6.500% due 5/1/20 (b)                              2,090,827
                          Industrial Health Facilities, Series A:
     705,000   BBB          Casa De Las Campanas, 5.500% due 8/1/12                                                          773,935
   2,500,000   BBB          Marshall Hospital, 5.250% due 11/1/18                                                          2,639,750
                          Kaiser Permanente:
   3,500,000   AAA          Series A, FSA-Insured, 5.000% due 6/1/18 (f)                                                   3,813,565
   1,750,000   A            Series B, 5.250% due 10/1/14                                                                   1,974,157
   5,145,000   AAA        Stanford Health Care, Series A, FSA-Insured, 5.000% due 11/15/18                                 5,520,225
                          Sutter Health, Series A:
                            FSA-Insured:
   1,470,000   AAA            5.125% due 8/15/17                                                                           1,591,084
   1,500,000   AAA            5.250% due 8/15/27                                                                           1,582,005
   2,000,000   AAA          MBIA-Insured, 5.000% due 8/15/19                                                               2,151,960
   5,000,000   AAA      California State Public Works Board Lease Revenue, Department of Health Services,
                          Series A, MBIA-Insured, 5.750% due 11/1/24                                                       5,578,550

                       See Notes to Financial Statements.


    8  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                            February 29, 2004
================================================================================

   FACE
  AMOUNT       RATING(a)                                    SECURITY                                                       VALUE
====================================================================================================================================
Hospitals -- 10.5% (continued)
                        California Statewide Communities Development Authority Revenue COP:
$  4,515,000   AAA        Industrial Health Facilities, Unihealth America, Series A, AMBAC-Insured,
                            5.500% due 10/1/07 (f)                                                                      $  5,148,545
  19,000,000   A          Kaiser Permanente, 5.300% due 12/1/15 (c)(f)                                                    20,627,160
   1,100,000   BBB        Solheim Lutheran Home, 6.500% due 11/1/17                                                        1,158,861
                          St. Joseph's Health System:
   4,000,000   AA-          5.250% due 7/1/21                                                                              4,134,720
   8,000,000   AA-          Pre-Refunded -- Escrowed with state and local government securities to 7/1/04
                              Call @ 102, 6.625% due 7/1/21                                                                8,308,960
     500,000   AAA        Sutter Health Obligated Group, MBIA-Insured, 6.000% due 8/15/25                                    538,840
   1,000,000   AAA      Modesto Health Facilities Revenue, Memorial Hospital Association, Series B, MBIA-Insured,
                          5.125% due 6/1/17                                                                                1,080,420
   2,000,000   AAA      San Bernardino County COP, (Capital Facility Project), Series B, 6.875% due 8/1/24 (f)             2,670,200
     590,000   AAA      Santa Rosa Hospital Revenue, (Santa Rosa Hospital Memorial Project), 10.300% due 3/1/11 (f)          764,929
   1,250,000   BBB      Sequoia Hospital District, 5.375% due 8/15/23 (f)                                                  1,269,188
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          94,619,156
------------------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.1%
   1,250,000   AAA      ABAG Finance Authority for Nonprofit Corp., MFH Revenue, (Edgewood Apartments Project),
                          Series A, FNMA-Collateralized, 5.700% due 11/1/26 (g)                                            1,299,912
     590,000   VMIG 1*  California HFA Revenue, MFH, Series B, 0.950% due 2/1/31 (d)                                         590,000
   6,000,000   NR       California Statewide Communities Development Authority Revenue, Series E,
                          FNMA-Collateralized, 6.400% due 6/1/28 (e)(g)                                                    6,267,720
   1,740,000   AAA      Riverside County Housing Authority, MFH Revenue, Brandon Place Apartments, Series B,
                          FNMA-Collateralized, 5.625% due 7/1/29 (g)                                                       1,892,372
     660,000   AA       San Francisco City & County Redevelopment Agency, MFH Revenue, 1045 Mission Apartments,
                          Series C, GNMA-Collateralized, 5.200% due 12/20/17 (g)                                             689,502
   1,500,000   Aaa*     San Jose MFH Revenue, Timberwood Apartments, Series A, 7.500% due 2/1/20                           1,509,705
   3,320,000   AA-      Santa Rosa Mortgage Revenue, (Village Square Apartments Project), Series A, FHA-Insured,
                          6.875% due 9/1/27                                                                                3,417,110
   2,755,000   AAA      Victorville MFH Revenue, Wimbledon Apartments, Series A, GNMA-Collateralized,
                          6.300% due 4/20/31                                                                               2,883,934
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          18,550,255
------------------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.3%
                        California HFA Revenue Bonds, Home Mortgage:
                          Capital Appreciation:
     350,000   Aa2*         Series 1983-B, FHA-Insured, zero coupon due 8/1/15                                               134,400
     310,000   Aa2*         Series 1984-B, zero coupon due 8/1/16                                                             77,205
      10,000   Aa2*       MGIC-Insured, 10.250% due 2/1/14                                                                    10,480
   7,365,000   VMIG 1*    Series F, 0.970% due 2/1/33 (d)(g)                                                               7,365,000
                          Single-Family Mortgage:
   1,055,000   AAA          Issue A-2, FHA-Insured, 6.350% due 8/1/15 (e)(g)                                               1,090,406
   2,280,000   AAA          Series B-3, Class II, MBIA-Insured, 5.375% due 8/1/21 (g)                                      2,350,224
   1,610,000   AAA      California Rural Home Mortgage Financing Authority, Single-Family Mortgage Revenue,
                          Mortgage Backed Security, Series D, GNMA/FNMA-Collateralized, 6.000% due 12/1/31 (g)             1,718,675
  10,000,000   AAA      California State Department of Veterans Affairs, Home Purchase Revenue, Series A,
                          AMBAC-Insured, 5.350% due 12/1/27                                                               10,454,600
     270,000   AAA      Contra Costa County Home Mortgage Revenue, Mortgage-Backed Securities Program,
                          GNMA-Collateralized, 7.750% due 5/1/22 (f)(g)                                                      374,503
      75,000   Aaa*     Los Angeles Home Mortgage Revenue Bonds, (Second Mortgage Project), GNMA-Collateralized,
                          8.100% due 5/1/17                                                                                   77,555

                       See Notes to Financial Statements.


    9  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                            February 29, 2004
================================================================================

   FACE
  AMOUNT       RATING(a)                                    SECURITY                                                       VALUE
====================================================================================================================================
Housing: Single-Family -- 4.3% (continued)
$    115,000   AAA      Martinez Home Mortgage Revenue Bonds, 10.750% due 2/1/16                                        $    169,212
   3,325,000   AAA      Perris Single-Family Mortgage Revenue, Series A, Mortgage Backed Securities Program,
                          GNMA-Collateralized, 8.300% due 12/1/13 (f)(g)                                                   4,339,258
   6,000,000   AAA      Pleasanton-Suisun City Home Financing Authority, Home Mortgage Revenue, Series A,
                          MBIA-Insured, zero coupon due 10/1/16 (f)                                                        3,673,020
                        Riverside County Single-Family Mortgage Revenue, Series A, Mortgage Backed Securities
                          Program, GNMA Collateralized:
   2,620,000   AAA          8.300% due 11/1/12 (f)(g)                                                                      3,594,954
   1,000,000   AAA          7.800% due 5/1/21 (f)(g)                                                                       1,414,050
   1,500,000   AAA      Sacramento County Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized,
                          8.000% due 7/1/16 (f)(g)                                                                         1,945,635
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          38,789,177
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 17.0%

   2,000,000   AAA      Anaheim COP, Regular Fixed Option Bonds, MBIA-Insured, 6.200% due 7/16/23                          2,269,280
  10,000,000   AA       Beverly Hills PFA, Lease Revenue, (Capital Improvements Project), Series A,
                          5.250% due 6/1/28 (c)                                                                           10,571,400
                        California County Tobacco Securitization Agency, Asset-Backed Revenue, Alameda County:
   5,250,000   Baa2*      5.750% due 6/1/29                                                                                4,855,725
   4,000,000   A1*        6.000% due 6/1/42                                                                                3,531,200
                        California Infrastructure & Economic Development Bank Insured Revenue:
                          AMBAC-Insured, (Rand Corp. Project):
   4,000,000   AAA          Series A, 5.500% due 4/1/32                                                                    4,387,400
     900,000   A-1+         Series B, 0.960% due 4/1/42 (d)                                                                  900,000
  15,000,000   AAA        Bay Area Toll Bridges, 1st Lien, Series A, FGIC-Insured, 5.000% due 7/1/29 (c)                  15,798,900
   2,500,000   AAA      California State Public Works Board Lease Revenue, Department of Corrections, Series B,
                          MBIA-Insured, 5.000% due 9/1/21                                                                  2,631,275
   3,000,000   AAA      Contra Costa County COP, (Capital Projects), AMBAC-Insured, 5.250% due 2/1/21                      3,212,100
   3,680,000   AAA      Fontana COP, AMBAC-Insured, 5.000% due 9/1/21                                                      3,909,190
   2,770,000   AAA      Fresno County Financing Authority, Solid Waste Revenue, (American Avenue Landfill Project),
                          MBIA-Insured, 5.750% due 5/15/14                                                                 2,977,418
  20,000,000   BBB      Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series 2003-A-1,
                          6.750% due 6/1/39 (c)                                                                           19,524,800
                        Inland Empire Solid Waste Financing Authority Revenue, FSA-Insured:
   5,000,000   AAA        6.250% due 8/1/11 (f)(g)                                                                         5,839,200
   2,500,000   AAA        Call 8/1/06 @ 102, 6.000% due 8/1/16 (b)(g)                                                      2,821,300
   1,035,000   VMIG 1*  Irvine California Impact Board Act of 1915, District No. 97-16, 0.980% due 9/2/22 (d)              1,035,000
   2,345,000   BBB      Kings County Waste Management Authority Solid Waste Revenue, 7.200% due 10/1/14 (g)                2,450,361
   3,250,000   AAA      Los Angeles County Community Facilities, District No. 3, Special Tax Refunding, Series A,
                          FSA-Insured, 5.500% due 9/1/14                                                                   3,685,598
                        Orange County:
   1,675,000   AAA        1996 Recovery COP, Series A, MBIA-Insured, 6.000% due 7/1/26                                     1,862,248
   1,195,000   VMIG 1*    Sanitation Districts COP, Series A, 0.980% due 8/1/29 (d)                                        1,195,000
  25,000,000   AAA      San Francisco, California State Building Authority Lease Revenue, San Francisco Civic
                          Center, Complex-A, AMBAC-Insured, 5.250% due 12/1/21 (c)                                        26,834,500
                        San Francisco City & County COP, San Bruno Jail No. 3, AMBAC-Insured:
  14,000,000   AAA        5.250% due 10/1/26 (c)                                                                          15,007,300
   5,000,000   AAA        5.250% due 10/1/33                                                                               5,346,700
   3,205,000   AAA      San Luis Obispo County Financing Authority Revenue, (Lopez Dam Improvement Project),
                          Series A, MBIA-Insured, 5.375% due 8/1/30                                                        3,450,054

                       See Notes to Financial Statements.


    10  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                            February 29, 2004
================================================================================

   FACE
  AMOUNT       RATING(a)                                    SECURITY                                                       VALUE
====================================================================================================================================
Miscellaneous -- 17.0% (continued)
$  4,310,000   Aaa*     San Marcos Public Facilities Authority, Public Facilities Revenue, zero coupon due 1/1/19 (f)   $  2,231,201
   2,795,000   AAA      Solano County COP, (Capital Improvement Project), AMBAC-Insured, 5.000% due 11/15/19               3,032,743
   4,135,000   Baa2*    South Napa Waste Management Authority Revenue, 6.500% due 2/15/14 (g)                              4,298,663
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         153,658,556
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.6%
                        California Financing Authority:
   2,500,000   CCC        Pacific Gas & Electric Co., Series B, 6.350% due 6/1/09 (g)                                      2,540,825
   1,500,000   A+         San Diego Gas & Electric Co., Series A, 6.800% due 6/1/15 (g)                                    1,810,560
   9,900,000   BB         Southern California Edison Co., Series B, 6.400% due 12/1/24 (g)                                 9,952,965
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          14,304,350
------------------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 0.9%
     450,000   AAA      Los Angeles Convention & Exhibition Center Authority, COP, (Call 12/1/05 @ 100),
                          9.000% due 12/1/20 (b)                                                                             510,989
   2,000,000   AAA      Monrovia Financing Authority Lease Revenue, AMBAC-Insured, 5.125% due 12/1/31                      2,146,000
                        Riverside County COP, (Historic Courthouse Project), Series A:
   2,320,000   A+         5.000% due 11/1/23                                                                               2,375,216
   2,705,000   A+         5.000% due 11/1/28                                                                               2,737,920
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,770,125
------------------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 0.6%
   4,600,000   AAA      Sacramento County COP (Public Facilities Project), Solid Waste Facilities, MBIA-Insured,
                          5.250% due 12/1/16                                                                               5,060,736
------------------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 5.4%
   2,000,000   AAA      Anaheim Public Finance Authority, Tax Allocation Revenue, Regular Fixed Option Bonds,
                          MBIA-Insured, 6.450% due 12/28/18                                                                2,378,260
      30,000   AAA      Concord Redevelopment Agency, Tax Allocation, Series 3, BIG-Insured, 8.000% due 7/1/18                30,670
   5,000,000   AAA      Corona-Norco Unified School District, Special Tax, MBIA-Insured, 5.500% due 9/1/33                 5,406,950
   6,000,000   AAA      Corona Redevelopment Agency, Tax Allocation, (Redevelopment Project Area A), Series A,
                          FGIC-Insured, 5.500% due 9/1/24                                                                  6,201,900
   1,000,000   AAA      El Centro Redevelopment Agency, Tax Allocation, MBIA-Insured, 6.375% due 11/1/17                   1,140,220
   2,160,000   AAA      Fontana Public Finance Authority, Tax Allocation, Series A, MBIA-Insured, 5.000% due 9/1/20        2,219,076
                        Hawthorne Community Redevelopment Agency, Tax
                          Allocation, (Project Area 2), (Call 9/1/04 @ 102):
   2,000,000   Baa2*        6.625% due 9/1/14 (b)                                                                          2,086,320
   2,100,000   Baa2*        6.700% due 9/1/20 (b)                                                                          2,176,902
   6,485,000   AAA      Healdsburg Community Redevelopment Agency, Tax Allocation, (Sotoyome Community
                          Development Project), Series A, MBIA-Insured, 5.125% due 8/1/31                                  6,849,652
   6,500,000   AAA      La Quinta Redevelopment Agency, Tax Allocation, (Redevelopment Project Area No. 1),
                          AMBAC-Insured, 5.125% due 9/1/32                                                                 6,932,120
   2,670,000   AAA      Ontario Redevelopment Financing Authority, Tax Allocation, (Redevelopment Project No. 1)
                          MBIA-Insured, 5.800% due 8/1/23 (f)                                                              2,730,502
                        Rancho Cucamonga Redevelopment Agency, Tax Allocation, (Rancho Redevelopment Project):
   2,500,000   AAA        FSA-Insured, 5.250% due 9/1/20                                                                   2,770,675
                          MBIA-Insured:
   2,445,000   AAA          5.250% due 9/1/16                                                                              2,682,043
   1,000,000   AAA          5.250% due 9/1/26                                                                              1,050,690
   2,000,000   AAA      San Jose Redevelopment Agency, Tax Allocation, (Merged Area Redevelopment Project),
                          MBIA-Insured, 5.250% due 8/1/16                                                                  2,047,500
   2,000,000   AAA      Vista Community Development Commission, Tax Allocation, (Vista Redevelopment Project),
                          MBIA-Insured, 5.250% due 9/1/15                                                                  2,119,620
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          48,823,100
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


    11  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                            February 29, 2004
================================================================================

   FACE
  AMOUNT       RATING(a)                                    SECURITY                                                       VALUE
====================================================================================================================================
Transportation -- 13.0%
$ 2,000,000AAA Foothill Eastern Corridor Agency, California Toll Revenue, Sr. Lien, Series A, (Call 1/1/07 @ 100),
                          6.000% due 1/1/34 (b)(e)                                                                      $  2,256,540
   1,250,000   AAA      Fresno Airport Revenue, Series A, FSA-Insured, 5.500% due 7/1/30                                   1,362,825
   2,000,000   A3*      Port of Oakland Special Facilities Revenue, Series A, 6.750% due 1/1/12 (g)                        2,031,200
   9,000,000   AAA      Sacramento County Airport System Revenue, Series A, MBIA-Insured, 5.900% due 7/1/24 (g)            9,868,140
     140,000   AAA      San Francisco Airport Improvement Corp. Lease Revenue, (United Airlines Inc.),
                          8.000% due 7/1/13 (f)                                                                              176,873
  15,270,000   AAA      San Francisco Bay Area Rapid Transportation District Sales Tax Revenue, AMBAC-Insured,
                          5.000% due 7/1/28 (c)                                                                           15,881,716
   3,000,000   AAA      San Francisco City and County Airports Commission, International Airport Revenue,
                          FGIC-Insured, 6.500% due 5/1/19 (g)                                                              3,083,550
                        San Joaquin Hills, California Transportation Corridor
                          Agency, Toll Road Revenue, (Escrowed to maturity with
                          state and local government securities):
   5,000,000   AAA          Zero coupon due 1/1/14                                                                         3,490,700
  60,000,000   AAA          Zero coupon due 1/1/16 (c)                                                                    37,733,400
  17,500,000   AAA          Zero coupon due 1/1/17                                                                        10,255,000
  25,000,000   AAA          Zero coupon due 1/1/18 (c)                                                                    13,863,000
  20,000,000   AAA          Zero coupon due 1/1/19                                                                        10,474,400
  20,000,000   AAA          Zero coupon due 1/1/26                                                                         6,878,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         117,355,944
------------------------------------------------------------------------------------------------------------------------------------
Utilities -- 1.8%
                        Northern California Power Agency, Public Power Revenue, (Geothermal Project No. 3.),
                          Series A:
     360,000   A-         5.000% due 7/1/09                                                                                  360,972
     750,000   A-         Pre-Refunded -- Escrowed with state and local government securities to 7/1/08 Call @ 100,
                            5.000% due 7/1/09                                                                                829,155
   2,000,000   AAA      Redding Electric System Revenue COP, Regular Linked SAVRS & RIBS, MBIA-Insured,
                          6.368% due 7/1/22                                                                                2,494,320
                        Sacramento Municipal Utility District Electric Revenue, MBIA-Insured:
   6,000,000   AAA        Series N, 5.000% due 8/15/28                                                                     6,269,040
     805,000   AAA        Unrefunded Balance-2001, Series I, 5.750% due 1/1/15                                               824,739
   5,000,000   AAA      Southern California Public Power Authority, Power Project Revenue, (Mead Adelanto Project),
                          Series A, AMBAC-Insured, 5.000% due 7/1/17                                                       5,132,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          15,910,826
------------------------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 20.3%
   1,240,000   AAA      Anaheim PFA Revenue, Water Utility, (Lenain Filtration Project), FGIC-Insured,
                          (Pre-Refunded -- Escrowed with state and local government securities to 4/1/06
                          Call @ 100), 5.250% due 10/1/19                                                                  1,347,285
                        California State Department of Water Resources:
                          Central Valley Project Revenue:
   1,000,000   AA           Series O, 5.000% due 12/1/22                                                                   1,030,230
   5,000,000   AA           Series S, 5.000% due 12/1/19                                                                   5,313,800
  11,000,000   AA           Series U, 5.000% due 12/1/29 (c)                                                              11,415,910
                          Power Supply Revenue:
   1,000,000   VMIG 1*      Series B-1, 0.970% due 5/1/22 (d)                                                              1,000,000
   1,300,000   VMIG 1*      Series B-2, 0.960% due 5/1/22 (d)                                                              1,300,000
     855,000   VMIG 1*      Series B-3, 0.970% due 5/1/22 (d)                                                                855,000
   3,300,000   VMIG 1*      Series B-4, 0.970% due 5/1/22 (d)                                                              3,300,000
     400,000   VMIG 1*      Series B-6, 0.980% due 5/1/22 (d)                                                                400,000

                       See Notes to Financial Statements.


    12  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                            February 29, 2004
================================================================================

   FACE
  AMOUNT       RATING(a)                                    SECURITY                                                       VALUE
====================================================================================================================================
Water and Sewer -- 20.3% (continued)
                        Castaic Lake Water Agency Revenue COP, (Water System Improvement Project), AMBAC-Insured:
$  7,270,000   AAA        5.250% due 8/1/19                                                                             $  8,066,138
   7,615,000   AAA        5.125% due 8/1/30                                                                                8,046,466
   6,000,000   AAA      Clovis Sewer Revenue Refunding, MBIA-Insured, 5.200% due 8/1/28                                    6,353,940
   4,000,000   AAA      Cucamonga County Water District COP, FGIC-Insured, 5.125% due 9/1/31                               4,256,160
  11,440,000   AAA      East Bay Municipal Utility District Wastewater Treatment Systems Revenue, FGIC-Insured,
                          5.000% due 6/1/26 (c)                                                                           11,805,165
                        East Bay Municipal Utility District Water Systems Revenue:
   8,400,000   AAA        FGIC-Insured, 5.000% due 6/1/26                                                                  8,668,128
   8,400,000   AAA        MBIA-Insured, 5.000% due 6/1/26                                                                  8,778,084
                        Eastern Municipal Water District COP, Water & Sewer Revenue:
   1,000,000   AAA        FGIC-Insured, 6.750% due 7/1/12                                                                  1,269,400
  17,750,000   AAA        Series A, MBIA-Insured, 5.250% due 7/1/23 (c)                                                   18,823,165
   1,900,000   AAA      El Centro Financing Authority, Water & Wastewater Revenue, Series A, AMBAC-Insured,
                          5.125% due 10/1/27                                                                               1,998,097
                        Metropolitan Water District, Southern California Waterworks Revenue, Series A:
   1,000,000   AA         5.000% due 7/1/18                                                                                1,082,590
  12,900,000   AA         4.750% due 7/1/22 (c)                                                                           13,239,399
   7,610,000   AA         5.000% due 7/1/26                                                                                8,340,636
   5,540,000   AA         Pre-Refunded -- Escrowed with state and local government securities to 1/1/08 Call @ 101,
                            5.000% due 7/1/26                                                                              6,262,139
  10,000,000   AAA        Series B-2, FGIC-Insured, 5.000% due 10/1/26 (c)                                                10,528,400
   4,500,000   AA         Series C, (Call 1/1/07 @ 102), 5.250% due 7/1/16 (b)                                             5,070,510
   1,925,000   AAA      Morgan Hill COP, (Water Systems Improvement Projects), FSA-Insured, 5.125% due 6/1/21              2,087,297
   4,560,000   AAA      Pittsburg PFA, Wastewater Revenue, Series A, FGIC-Insured, 5.375% due 6/1/22                       4,677,648
   6,575,000   AAA      Placer County Water Agency Revenue COP, (Capital Improvement Projects), AMBAC-Insured,
                          5.500% due 7/1/29                                                                                7,263,403
                        Pomona Public Financing Authority Revenue:
   2,855,000   AAA        Series Q, MBIA-Insured, (Call 12/1/05 @ 102), 5.750% due 12/1/15 (b)                             3,139,729
   2,500,000   AAA        Water Facilities Project, Series AA, FSA-Insured, 5.000% due 5/1/29                              2,611,975
   6,875,000   AAA      San Diego PFA, Sewer Revenue, FGIC-Insured, 5.000% due 5/15/20                                     7,071,419
   2,820,000   AAA      Sunnyvale Financing Authority, Water & Wastewater Revenue, AMBAC-Insured,
                          5.000% due 10/1/22                                                                               2,989,454
   4,350,000   AAA      Vallejo Parity Revenue Refunding, (Water Improvement Project), Series A, FSA-Insured,
                          5.250% due 5/1/29                                                                                4,682,558
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         183,074,125
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.0%
                        (Cost -- $795,704,007**)                                                                        $901,481,209
====================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)   All or a portion of this security is segregated for open futures contracts.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) All or a portion of this security is held as collateral for open futures contracts.
(f) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(g) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is $794,128,345.

      See pages 14 and 15 for definitions of ratings and certain abbreviations.

                       See Notes to Financial Statements.


    13  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:
Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA"' have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC       predominantly speculative with respect to capacity to pay interest and and CC repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", "CCC" and "CC", the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainities or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


    14  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Abbreviations* (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- Ambac Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE  -- College Construction Loan Insurance
  LEE      Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Agency
IDA     -- Industrial Development Agency
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MGIC    -- MGIC Investment Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PFA     -- Public Financing Authority
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
SAVRS   -- Select Auction Variable Rate Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

----------
* Abbreviations may or may not appear in the schedule of investments.


    15  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Statement of Assets and Liabilities                            February 29, 2004
================================================================================

ASSETS:
      Investments, at value (Cost -- $795,704,007)                                       $ 901,481,209
      Cash                                                                                      52,452
      Interest receivable                                                                   10,088,461
      Receivable for securities sold                                                         8,512,713
      Receivable for Fund shares sold                                                          374,330
      Prepaid expenses                                                                          13,657
------------------------------------------------------------------------------------------------------
      Total Assets                                                                         920,522,822
------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable to broker -- variation margin                                                  3,093,750
      Payable for Fund shares reacquired                                                     1,827,205
      Dividends payable                                                                      1,524,242
      Investment advisory fee payable                                                          217,652
      Administration fee payable                                                               138,515
      Distribution plan fees payable                                                            64,959
      Accrued expenses                                                                         105,190
------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                      6,971,513
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $ 913,551,309
======================================================================================================
NET ASSETS:
      Par value of capital shares                                                        $      54,012
      Capital paid in excess of par value                                                  846,302,214
      Undistributed net investment income                                                    2,165,205
      Accumulated net realized loss from investment transactions and futures contracts     (20,941,855)
      Net unrealized appreciation of investments and futures contracts                      85,971,733
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $ 913,551,309
======================================================================================================
Shares Outstanding:
      Class A                                                                               42,517,833
      ------------------------------------------------------------------------------------------------
      Class B                                                                                7,929,257
      ------------------------------------------------------------------------------------------------
      Class L                                                                                3,564,646
      ------------------------------------------------------------------------------------------------
Net Asset Value:
      Class A (and redemption price)                                                     $       16.92
      ------------------------------------------------------------------------------------------------
      Class B *                                                                          $       16.90
      ------------------------------------------------------------------------------------------------
      Class L *                                                                          $       16.88
      ------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.17% of net asset value per share)                  $       17.63
======================================================================================================

* Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 3).

                       See Notes to Financial Statements.


    16  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Statement of Operations                     For the Year Ended February 29, 2004
================================================================================

INVESTMENT INCOME:
      Interest                                                                      $ 47,383,261
------------------------------------------------------------------------------------------------
EXPENSES:
      Investment advisory fee (Note 3)                                                 2,766,663
      Distribution plan fees (Note 7)                                                  2,451,975
      Administration fee (Note 3)                                                      1,759,997
      Transfer agency services (Note 7)                                                  174,060
      Custody                                                                             66,101
      Audit and legal                                                                     52,385
      Shareholder communications (Note 7)                                                 45,194
      Directors' fees                                                                     25,335
      Registration fees                                                                   22,079
      Other                                                                                5,545
------------------------------------------------------------------------------------------------
      Total Expenses                                                                   7,369,334
------------------------------------------------------------------------------------------------
Net Investment Income                                                                 40,013,927
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
      Realized Gain (Loss) From:
        Investment transactions                                                        7,330,840
        Futures contracts                                                             (5,540,183)
------------------------------------------------------------------------------------------------
      Net Realized Gain                                                                1,790,657
------------------------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of year                                                             79,969,066
        End of year                                                                   85,971,733
------------------------------------------------------------------------------------------------
      Increase in Net Unrealized Appreciation                                          6,002,667
------------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                          7,793,324
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                              $ 47,807,251
================================================================================================

                       See Notes to Financial Statements.


    17  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Year Ended February 29, 2004
and the Year Ended February 28, 2003

                                                                            2004             2003
=====================================================================================================
OPERATIONS:
      Net investment income                                            $  40,013,927    $  43,202,388
      Net realized gain (loss)                                             1,790,657       (4,589,485)
      Increase (decrease) in net unrealized appreciation                   6,002,667       (5,423,733)
-----------------------------------------------------------------------------------------------------
      Increase in Net Assets From Operations                              47,807,251       33,189,170
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2 AND 8):
      Net investment income                                              (39,311,037)     (42,834,733)
-----------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Distributions to Shareholders          (39,311,037)     (42,834,733)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
      Net proceeds from sale of shares                                    99,960,664      152,922,831
      Net asset value of shares issued for reinvestment of dividends      20,894,978       23,106,619
      Cost of shares reacquired                                         (168,727,858)    (190,165,123)
-----------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Fund Share Transactions                (47,872,216)     (14,135,673)
-----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                   (39,376,002)     (23,781,236)

NET ASSETS:
      Beginning of year                                                  952,927,311      976,708,547
-----------------------------------------------------------------------------------------------------
      End of year*                                                     $ 913,551,309    $ 952,927,311
=====================================================================================================
* Includes undistributed net investment income of:                     $   2,165,205    $   1,607,584
=====================================================================================================

                       See Notes to Financial Statements.


    18  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Smith Barney California Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles ("GAAP") and are as follows: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices as provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 29, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

It is the Fund's policy to distribute dividends monthly. Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million and 0.18% of the Fund's average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.


    19  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended February 29, 2004, the Fund paid transfer agent fees of $166,997 to CTB.

Citigroup Global Markets Inc. ("CGM") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 29, 2004, CGM and its affiliates received sales charges of approximately $728,000 and $123,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended February 29, 2004, CDSCs paid to CGM and its affiliates were approximately:

                                    Class A            Class B          Class L
================================================================================
CDSCs                               $38,000           $208,000           $3,000
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the year ended February 29, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                           $124,547,115
--------------------------------------------------------------------------------
Sales                                                                203,598,293
================================================================================

At February 29, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                     $ 109,889,247
Gross unrealized depreciation                                        (2,536,383)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 107,352,864
================================================================================

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's


    20  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of)the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At February 29, 2004, the Fund had the following open futures contracts:

                             Number of                       Basis        Market         Unrealized
                             Contracts    Expiration         Value         Value            Loss
=====================================================================================================
Contracts to Sell:
U.S. Treasury Bonds            3,000         3/04       $321,819,531   $341,625,000     $(19,805,469)
=====================================================================================================

6. Fund Concentration

The Fund primarily invests in debt obligations issued by the State of California and local governments in the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended February 29, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                          Class A        Class B        Class L
================================================================================
Rule 12b-1 Distribution Plan Fees       $1,071,848      $955,005       $425,122
================================================================================

For the year ended February 29, 2004, total Transfer Agency Service expenses were as follows:

                                         Class A         Class B       Class L
================================================================================
Transfer Agency Service Expenses        $112,619         $46,684       $14,757
================================================================================

For the year ended February 29, 2004, total Shareholder Communication expenses were as follows:

                                         Class A         Class B       Class L
================================================================================
Shareholder Communication Expenses       $29,900         $11,453       $3,841
================================================================================

8. Distributions Paid to Shareholders by Class

                                           Year Ended             Year Ended
                                        February 29, 2004     February 28, 2003
================================================================================
Net Investment Income
Class A                                    $31,318,944           $33,776,815
Class B                                     5,663,746              6,604,782
Class L                                     2,328,347              2,453,136
--------------------------------------------------------------------------------
Total                                      $39,311,037           $42,834,733
================================================================================


    21  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

9. Capital Shares

At February 29, 2004, the Fund had 500 million shares of $0.001 par value capital stock authorized. The Fund has the ability to establish multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                       Year Ended                                    Year Ended
                                                    February 29, 2004                             February 28, 2003
                                          --------------------------------------         ----------------------------------
                                               Shares               Amount                 Shares                 Amount
---------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                4,768,018              $  80,191,110           6,865,113          $ 115,404,814
Shares issued on reinvestment                984,175                 16,528,525           1,073,073             18,045,904
Shares reacquired                         (7,006,300)              (117,699,287)         (8,295,606)          (139,736,628)
---------------------------------------------------------------------------------------------------------------------------
Net Decrease                              (1,254,107)             $ (20,979,652)           (357,420)         $  (6,285,910)
---------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                  687,289              $  11,532,048           1,453,307          $  24,480,955
Shares issued on reinvestment                170,407                  2,857,299             203,405              3,416,150
Shares reacquired                         (2,339,835)               (39,264,581)         (2,292,714)           (38,569,588)
---------------------------------------------------------------------------------------------------------------------------
Net Decrease                              (1,482,139)             $ (24,875,234)           (636,002)         $ (10,672,483)
---------------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                  491,147              $   8,237,506             773,862          $  13,037,062
Shares issued on reinvestment                 90,086                  1,509,154              98,008              1,644,565
Shares reacquired                           (701,593)               (11,763,990)           (705,628)           (11,858,907)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                     (120,360)             $  (2,017,330)            166,242          $   2,822,720
---------------------------------------------------------------------------------------------------------------------------

10.   Capital Loss Carryforward

At February 29, 2004, the Fund had, for Federal income tax purposes, approximately $21,927,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on the last day in February of the year indicated:

                            2007          2008            2009           2011
================================================================================
Carryforward Amounts      $980,000     $11,080,000     $4,885,000     $4,982,000
================================================================================

In addition, the Fund had $18,820,130 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

11.   Income Tax Information and Distributions to Shareholders

At February 29, 2004, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                    $  2,129,032
--------------------------------------------------------------------------------
Accumulated capital losses                                          (21,927,194)
--------------------------------------------------------------------------------
Unrealized appreciation                                             107,352,864
================================================================================


    22  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

At February 29, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums and mark-to-market of derivative contracts.

The tax character of distributions paid during the years ended February 29, 2004 and February 28, 2003 was:

                                        2004                            2003
================================================================================
Tax-exempt income                    $39,050,302                     $42,791,344
Ordinary income                          260,735                          43,389
--------------------------------------------------------------------------------
Total                                $39,311,037                     $42,834,733
================================================================================

12.   Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.


    23  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares                                 2004(1)(2)     2003(2)       2002(2)       2001(2)      2000(2)(3)
==================================================================================================================
Net Asset Value, Beginning of Year             $    16.76    $    16.93    $    16.70    $    15.28    $    16.93
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                           0.75          0.77          0.79          0.79          0.78
  Net realized and unrealized gain (loss)(4)         0.15         (0.17)         0.22          1.41         (1.67)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.90          0.60          1.01          2.20         (0.89)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.74)        (0.77)        (0.78)        (0.78)        (0.76)
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.74)        (0.77)        (0.78)        (0.78)        (0.76)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $    16.92    $    16.76    $    16.93    $    16.70  $      15.28
------------------------------------------------------------------------------------------------------------------
Total Return                                         5.48%         3.59%         6.20%        14.70%        (5.36)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $      720    $      734    $      747    $      698    $      628
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           0.68%         0.70%         0.68%         0.68%         0.70%
  Net investment income(4)                           4.46          4.58          4.68          4.91          4.99
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                14%           12%           21%           29%           29%
==================================================================================================================

(1)   For the year ended February 29, 2004.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4) Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, those amounts would have been $0.77, $0.24 and 4.61% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.


    24  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class B Shares                                 2004(1)(2)     2003(2)       2002(2)       2001(2)      2000(2)(3)
===================================================================================================================
Net Asset Value, Beginning of Year             $    16.74    $    16.92    $    16.69    $    15.28    $    16.93
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                           0.66          0.68          0.69          0.70          0.70
  Net realized and unrealized gain (loss)(4)         0.15         (0.18)         0.24          1.41         (1.68)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.81          0.50          0.93          2.11         (0.98)
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.65)        (0.68)        (0.70)        (0.70)        (0.67)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.65)        (0.68)        (0.70)        (0.70)        (0.67)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $    16.90    $    16.74    $    16.92    $    16.69    $    15.28
-------------------------------------------------------------------------------------------------------------------
Total Return                                         4.94%         3.02%         5.69%        14.06%        (5.87)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $      134    $      157    $      170    $      183       $   196
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.20%         1.22%         1.20%         1.19%         1.22%
  Net investment income(4)                           3.94          4.06          4.14          4.39          4.47
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                14%           12%           21%           29%           29%
===================================================================================================================

(1)   For the year ended February 29, 2004.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4) Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, those amounts would have been $0.68, $0.25 and 4.07% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.


    25  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class L Shares                                 2004(1)(2)     2003(2)       2002(2)       2001(2)      2000(2)(3)
===================================================================================================================
Net Asset Value, Beginning of Year             $    16.72    $    16.90    $    16.68    $    15.26    $    16.91
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                           0.65          0.68          0.69          0.69          0.69
  Net realized and unrealized gain (loss)(4)         0.15         (0.19)         0.22          1.42         (1.68)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.80          0.49          0.91          2.11         (0.99)
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.64)        (0.67)        (0.69)        (0.69)        (0.66)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.64)        (0.67)        (0.69)        (0.69)        (0.66)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $    16.88    $    16.72    $    16.90    $    16.68    $    15.26
-------------------------------------------------------------------------------------------------------------------
Total Return                                         4.91%         2.99%         5.59%        14.09%        (5.92)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $       60    $       62    $       60    $       51    $       38
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.24%         1.26%         1.25%         1.24%         1.28%
  Net investment income(4)                           3.90          4.01          4.12          4.34          4.41
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                14%           12%           21%           29%           29%
===================================================================================================================

(1)   For the year ended February 29, 2004.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4) Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, those amounts would have been $0.68, $0.23 and 4.05% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.


    26  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney California Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney California Municipals Fund Inc. ("Fund") as of February 29, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


New York, New York
April 9, 2004


    27  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney California Municipals Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (Primerica Shareholder Services at 1-800-451-5445).


                                                                                                  Number of
                                               Term of                                            Portfolios           Other
                                              Office* and           Principal                      in Fund             Board
                              Position(s)      Length of          Occupation(s)                    Complex          Memberships
                               Held with         Time              During Past                     Overseen           Held by
Name, Address and Age            Fund           Served             Five Years                     by Director         Director
===================================================================================================================================
Non-Interested Directors:

Dwight B. Crane                Director          Since     Professor, Harvard Business School          49                 None
Harvard Business School                          1988
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett                Director          Since     President of Dorsett McCabe Capital         27                 None
201 East 62nd Street                             1994      Management Inc.; Chief Investment
New York, NY 10021                                         Officer of Leeb Capital Management,
Age 73                                                     Inc. (since 1999)

Elliot S. Jaffe                Director          Since     Chairman of The Dress Barn Inc.             27               The Dress
The Dress Barn Inc.                              1994                                                                   Barn, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman             Director          Since     Attorney                                    55                 None
Stephen E. Kaufman PC                            1984
277 Park Avenue
47th Floor
New York, NY 10172
Age 72

Joseph J. McCann               Director          Since     Retired                                     27                 None
200 Oak Park Place                               1984
Suite One
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.         Director          Since     Chief Executive Officer of Performance      27                 None
Meadowbrook Village                              1994      Learning Systems
Building 1, Apt. 6
West Lebanon, NH 03784
Age 71


    28  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                  Number of
                                               Term of                                            Portfolios           Other
                                              Office* and           Principal                      in Fund             Board
                              Position(s)      Length of          Occupation(s)                    Complex          Memberships
                               Held with         Time              During Past                     Overseen           Held by
Name, Address and Age            Fund           Served             Five Years                     by Director         Director
===================================================================================================================================
Interested Director:

R. Jay Gerken, CFA**           Chairman,         Since     Managing Director of Citigroup Global      221                 None
Citigroup Asset Management     President and     2002      Markets Inc. ("CGM"); Chairman,
("CAM")                        Chief                       President and Chief Executive Officer
399 Park Avenue, 4th Floor     Executive                   of Smith Barney Fund Management
New York, NY 10022             Officer                     LLC ("SBFM"), Travelers Investment
Age 52                                                     Adviser, Inc. ("TIA") and Citi Fund
                                                           Management Inc. ("CFM"); President
                                                           and Chief Executive Officer of certain
                                                           mutual funds associated with Citigroup
                                                           Inc. ("Citigroup"); Formerly, Portfolio
                                                           Manager of Smith Barney Allocation
                                                           Series Inc. (from 1996 to 2001) and
                                                           Smith Barney Growth and Income Fund
                                                           (from 1996 to 2000)

Officers:

Andrew B. Shoup                Senior Vice       Since     Director of CAM; Senior Vice President     N/A                 N/A
CAM                            President and     2003      and Chief Administrative Officer of
125 Broad Street, 11th Floor   Chief                       mutual funds associated with Citigroup;
New York, NY 10004             Administrative              Treasurer of certain mutual funds
Age 47                         Officer                     associated with Citigroup; Head of
                                                           International Funds Administration of
                                                           CAM (from 2001 to 2003); Director of
                                                           Global Funds Administration of CAM
                                                           (from 2000 to 2001); Head of U.S.
                                                           Citibank Funds Administration of CAM
                                                           (from 1998 to 2000)

Richard L. Peteka              Chief             Since     Director of CGM; Chief Financial           N/A                 N/A
CAM                            Financial         2002      Officer and Treasurer of certain mutual
125 Broad Street, 11th Floor   Officer and                 funds affiliated with Citigroup;
New York, NY 10004             Treasurer                   Director and Head of Internal Control
Age 42                                                     for CAM U.S. Mutual Fund
                                                           Administration (from 1999 to 2002);
                                                           Vice President, Head of Mutual Fund
                                                           Administration and Treasurer of
                                                           Oppenheimer Capital (from 1996
                                                           to 1999)

Joseph P. Deane                Vice President    Since     Managing Director of CGM;                  N/A                 N/A
CAM                            and Investment    1989      Investment Officer of SBFM
399 Park Avenue, 4th Floor     Officer
New York, NY 10022
Age 55


    29  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                  Number of
                                               Term of                                            Portfolios           Other
                                              Office* and           Principal                      in Fund             Board
                              Position(s)      Length of          Occupation(s)                    Complex          Memberships
                               Held with         Time              During Past                     Overseen           Held by
Name, Address and Age            Fund           Served             Five Years                     by Director         Director
===================================================================================================================================
Andrew Beagley                 Chief Anti-       Since     Director of CGM (since 2000); Director     N/A                 N/A
CAM                            Money             2002      of Compliance, North America, CAM
399 Park Avenue, 4th Floor     Laundering                  (since 2000); Chief Anti-Money
New York, NY 10022             Compliance                  Laundering Compliance Officer and
Age 40                         Officer                     Vice President of certain mutual funds
                                                           associated with Citigroup; Director of
                                                           Compliance, Europe, the Middle East
                                                           and Africa, CAM (from 1999 to 2000);
                                                           Compliance Officer, Salomon Brothers
                                                           Asset Management Limited, Smith
                                                           Barney Global Capital Management
                                                           Inc., Salomon Brothers Asset
                                                           Management Asia Pacific Limited
                                                           (from 1997 to 1999)

Kaprel Ozsolak                 Controller        Since     Vice President of CGM; Controller of       N/A                 N/A
CAM                                              2002      certain mutual funds associated
125 Broad Street, 11th Floor                               with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel              Secretary         Since     Managing Director and General              N/A                 N/A
CAM                            and Chief         2003      Counsel of Global Mutual Funds for
300 First Stamford Place       Legal Officer               CAM and its predecessor (since 1994);
4th Floor                                                  Secretary of CFM; Secretary and Chief
Stamford, CT 06902                                         Legal Officer of mutual funds
Age 48                                                     associated with Citigroup

-----------
* Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


    30  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

================================================================================
Tax Information (unaudited)
================================================================================

For the year ended February 29, 2004, 99.34% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and California state income tax purposes.


    31  Smith Barney California Municipals Fund Inc.  |  2004 Annual Report

(This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
CALIFORNIA MUNICIPALS FUND INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS

Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
  Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISER
ANDADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.
P.O. Box 9699 Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Smith Barney California Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com


(C)2004 Citigroup Global Markets Inc.
Member NASD, SIPC

FD2209 4/04                                                              04-6447
--------------------------------------------------------------------------------

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Smith Barney California Municipals Fund Inc. were $27,000 and $25,500 for the years ended 2/29/04 and 2/28/03.

         (b) Audit-Related Fees for Smith Barney California Municipals Fund Inc. were $0 and $0 for the years ended 2/29/04 and 2/28/03.

         (c) Tax Fees for Smith Barney California Municipals Fund Inc. were $2,200 and $2,200 for the years ended 2/29/04 and 2/28/03.
               These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney California Municipals Fund Inc.

         (d) There were no all other fees for Smith Barney California Municipals Fund Inc. for the years ended 2/29/04 and 2/28/03.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

               The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and
               (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include:
               (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources;
               (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)   N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Smith Barney California Municipals Fund Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided BY the Accountant to the Smith Barney California Municipals Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

               Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney California Municipals Fund Inc.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney California Municipals Fund Inc.

Date: May 7, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney California Municipals Fund Inc.

Date: May 7, 2004

By:   /s/ Richard L. Peteka
      (Richard L. Peteka)
      Chief Financial Officer of
      Smith Barney California Municipals Fund Inc.

Date: May 7, 2004